UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 21, 2019

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                                        Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Board of Directors of PAA GP Holdings LLC (“PAGP GP”), the general partner of Plains GP Holdings, L.P. (“PAGP”) and Plains All American Pipeline, L.P. (the “Registrant” and, collectively with PAGP, “Plains”), approved the appointment, effective March 1, 2019, of Chris R. Chandler as Executive Vice President and Chief Operating Officer.  Prior to the appointment, Mr. Chandler served as Senior Vice President, Strategic Planning and Acquisitions since joining Plains in May 2018.  Prior to joining Plains, Mr. Chandler served in a number of leadership roles at Phillips 66, most recently as General Manager - Corporate Strategy, and previously as General Manager - Midstream Commercial and Business Development, as well as numerous leadership roles in refining.

In connection with the appointment, Mr. Chandler’s annual salary will be increased from $375,000 to $400,000.  Mr. Chandler’s target annual LTIP award and incentive bonus opportunity as a percentage of base salary will be 250% and 200%, respectively.

Item 7.01.                                        Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

On February 25, 2019, the Registrant issued a press release announcing various changes to the Plains senior management team, including Mr. Chandler’s appointment. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit 99.1 –                  Press Release dated February 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: February 25, 2019	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President